Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - Goldman Sachs Small
Cap Value Portfolio

1.   Name of Issuer:  First Midwest Bancorp

2.   Date of Purchase:  January 13, 2010

3.   Number of Securities Purchased:  16,363,637

4.   Dollar Amount of Purchase:  $180,000,007.00

5.   Price Per Unit:  $11.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      from whom purchased: Keefe Bruyette & Woods. Inc. and
Sandler O'Neil Partners L.P.

7.   Other Members of the Underwriting Syndicate:  Goldman, Sachs
& Co; Keefe, Bruyette & Woods, Inc.; Sandler O'Neill & Partners,
L.P.


[PAGE BREAK]


Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - Goldman Sachs Small
Cap Value Portfolio

1.   Name of Issuer:  Aegean Marine Petroleum

2.   Date of Purchase:  January 21, 2010

3.   Number of Securities Purchased:  3,906,000

4.   Dollar Amount of Purchase:  $127,921,500

5.   Price Per Unit:  $32.75

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Jefferies & Company, Inc.

7. Other Members of the Underwriting Syndicate: Goldman, Sachs, & Co.; Jefferies & Company, Inc.; Dahlman Rose & Company, LLC;
Stephens Inc.; BB&T Capital Markets; Johnson Rice & Company LLC,
Lazard Capital Markets LLC



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - Small Cap Value
Portfolio (JPM sleeve)

1.   Name of Issuer:   Susquehanna Bancshares Inc.

2.   Date of Purchase:  March 9, 2010

3.   Number of Securities Purchased:  37,500,000

4.   Dollar Amount of Purchase:  $300,000,000

5.   Price Per Unit:  $8.00

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Keefe Bruyette & Woods, Inc.

7.   Other Members of the Underwriting Syndicate:  J.P. Morgan
Securities Inc.; Keefe, Bruyette & Woods, Inc.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - Small Cap Value
Portfolio (JPM sleeve)

1.   Name of Issuer:   Lexicon Pharmaceuticals Inc.

2.   Date of Purchase:  March 15, 2010

3.   Number of Securities Purchased:  87,717,391

4.   Dollar Amount of Purchase:  $100,875,000

5.   Price Per Unit:  $1.15

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Morgan Stanley & Co.

7.   Other Members of the Underwriting Syndicate:  Morgan Stanley
& Co. Inc.; J.P. Morgan Securities Inc.; Cowen and Company, LLC;
Thomas Weisel Partners LLC



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - JP Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:   Narragansett Electric

2.   Date of Purchase:  March 17, 2010

3.   Number of Securities Purchased:  3,000,000

4.   Dollar Amount of Purchase:  $300,000,000

5.   Price Per Unit:  $100.00

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
RBS Securities

7. Other Members of the Underwriting Syndicate: J.P. Morgan; National Australia Bank Ltd.; RBS Securities Inc.; BBVA Securities Inc.; BNP Paribas; Goldman Sachs & Co.; ING Financial Markets; Lloyds TSB Bank PLC; SG Americas Securities LLC; TD Securities USA LLC; UBS Securities LLC



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - JP Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:   Axis Specialty Finance

2.   Date of Purchase:  March 18, 2010

3.   Number of Securities Purchased:  5,000,000

4.   Dollar Amount of Purchase:  $498,120,000

5.   Price Per Unit:  $99.624

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Wells Fargo Advisors

7. Other Members of the Underwriting Syndicate: Wells Fargo Securities, LLC; Barclays Capital Inc.; Deutsche Bank Securities Inc.; Banc of America Securities LLC; Citigroup Global Markets Inc.; J.P. Morgan Securities Inc.; Credit Agricole Securities
(USA) Inc.; HSBC Securities (USA) Inc.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - Goldman Sachs Mid-Cap
Growth Portfolio

1.   Name of Issuer:   Genpact Limited

2.   Date of Purchase:  March 18, 2010

3.   Number of Securities Purchased:  33,600,000

4.   Dollar Amount of Purchase:  $504,000,000

5.   Price Per Unit:  $15.00

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Morgan Stanley & Co. Inc.

7.   Other Members of the Underwriting Syndicate:  Morgan Stanley
& Co. Incorporated; Goldman, Sachs & Co.; Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC; UBS Securities LLC; J.P. Morgan Securities Inc.; Wells Fargo Securities, LLC



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - JP Morgan Strategic
Opportunities Portfolios

1.   Name of Issuer:   America Movil SAB DE CV

2.   Date of Purchase:  March 23, 2010

3.   Number of Securities Purchased:  20,000,000

4.   Dollar Amount of Purchase:  $1,987,120,000

5.   Price Per Unit:  $99.356

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Goldman Sachs & Co.

7.   Other Members of the Underwriting Syndicate:  J.P. Morgan;
Citigroup Global Markets, Inc.; Goldman, Sachs & Co.; Credit
Suisse; Morgan Stanley; Santander Central Hispano/United States



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - JP Morgan Strategic
Opportunities Portfolios

1.   Name of Issuer:   Duke Realty Limited Partnership

2.   Date of Purchase:  March 25, 2010

3.   Number of Securities Purchased:  2,500,000

4.   Dollar Amount of Purchase:  $249,957,500

5.   Price Per Unit:  $99.983

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Wells Fargo Advisors

7. Other Members of the Underwriting Syndicate: J.P. Morgan Securities Inc.; Morgan Stanley & Co. Incorporated; Wells Fargo Securities, LLC; Barclays Capital Inc.; Credit Suisse Securities
(USA) LLC; Morgan Keegan & Company, Inc.; Scotia Capital (USA) Inc.; Scotia Capital (USA) Inc.; SunTrust Robinson Humphrey, Inc.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: Advanced Series Trust - FI Pyramis Asset allocation Portfolio

1.   Name of Issuer:   State of California

2.   Date of Purchase:  March 25, 2010

3.   Number of Securities Purchased:  8,900,492

4.   Dollar Amount of Purchase:  $900,000,000

5.   Price Per Unit:  $101.1180

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
BANC OF AMER SECS LLC (TE&HI)

7. Other Members of the Underwriting Syndicate: BofA Merrill Lynch; Citigroup Global Markets, Inc.; Loop Capital Markets, LLC; Barclays Capital; Blaylock Robert Van, LLC; BMO Capital Markets GKST Inc.; De La Rosa & Co.; Fidelity Capital Markets; Goldman, Sachs & Co.; Jeffries & Company; J.P. Morgan; Morgan Keegan; Morgan Stanley; Nollenberger Capital Partners Inc.; Piper Jaffray & Co.; Ramirez & Co., Inc.; Raymond James & Associates, Inc.; RBC Capital Markets; Rice Financial Products Inc.; Siebert Brandford Shank & Co. LLC; SL Hare Capital, Inc.; Stone & Youngberg; The Williams Capital Group, L.P.; Touissant Capital Partners, LLC; Wedbush Securities; William Blair & Company



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JP Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:   Svenska Handelsbanken AB

2.   Date of Purchase:  March 26, 2010

3.   Number of Securities Purchased:  10,000,000

4.   Dollar Amount of Purchase:  $995,980,000

5.   Price Per Unit:  $99.598

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
BancAmerica Securities

7.   Other Members of the Underwriting Syndicate:  J.P. Morgan;
BofA Merrill Lynch; Citigroup Global Markets Inc.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - Small Cap Growth
Portfolio (Eagle)

1.   Name of Issuer:   SS&C Technologies, Inc.

2.   Date of Purchase:  March 30, 2010

3.   Number of Securities Purchased:  10,725,000

4.   Dollar Amount of Purchase:  $160,875,000

5.   Price Per Unit:  $15.00

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
JP Morgan

7. Other Members of the Underwriting Syndicate: JP Morgan Securities Inc.; Credit Suisse Securities (USA) LLC; Morgan Stanley & Co. Inc.; Deutsche Bank Securities Inc.; Jeffries & Company, Inc.; Raymond James & Associates, Inc.; Wells Fargo Securities, LLC; Blaylock Robert Van, LLC; Loop Capital Markets LLC; The Williams Capital Group, L.P.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - Goldman Sachs Small
Cap Value Portfolio

1.   Name of Issuer:  Cellu Tissue Holdings Inc

2.   Date of Purchase:  January 21, 2010

3.   Number of Securities Purchased:  8,300,000

4.   Dollar Amount of Purchase:  $107,900,000

5.   Price Per Unit:  $13.00

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
D.A. Davidson & Co and J.P. Morgan Chase Bank N.A.

7. Other Members of the Underwriting Syndicate: Goldman, Sachs, & Co.; J.P. Morgan Securities Inc.; Merrill Lynch, Pierce, Fenner
& Smith Inc.; Robert W. Baird & Co. Inc.; D.A. Davidson & Co.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - Small Cap Value
Portfolio (JPM sleeve)

1.   Name of Issuer:   SS&C Technologies Holdings Inc.

2.   Date of Purchase:  March 30, 2010

3.   Number of Securities Purchased:  10,725,000

4.   Dollar Amount of Purchase:  $160,875,000

5.   Price Per Unit:  $15.00

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Morgan Stanley & Co.

7. Other Members of the Underwriting Syndicate: JP Morgan Securities Inc.; Credit Suisse Securities (USA) LLC; Morgan Stanley & Co. Inc.; Deutsche Bank Securities Inc.; Jeffries & Company, Inc.; Raymond James & Associates, Inc.; Wells Fargo Securities, LLC; Blaylock Robert Van, LLC; Loop Capital Markets LLC; The Williams Capital Group, L.P.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - J.P. Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:   Avery Dennison

2.   Date of Purchase:  April 8, 2010

3.   Number of Securities Purchased:  2,500,000

4.   Dollar Amount of Purchase:  $249,827,500

5.   Price Per Unit:  $99.931

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
BancAmerica Securities

7. Other Members of the Underwriting Syndicate: Banc of America Securities LLC; J.P. Morgan Securities Inc.; Barclays Capital
Inc.; Wells Fargo Securities, LLC



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - Small Cap Value
Portfolio (JPM sleeve)

1.   Name of Issuer:   Metals USA Holdings Corp.

2.   Date of Purchase:  April 9, 2010

3.   Number of Securities Purchased:  11,426,315

4.   Dollar Amount of Purchase:  $239,952,615

5.   Price Per Unit:  $21.00

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Goldman Sachs & Co.

7. Other Members of the Underwriting Syndicate: Goldman, Sachs & Co.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities Inc.; Morgan Stanley & Co. Incorporated; Jefferies & Company, Inc.; Moelis & Company LLC; Lazard Capital Markets LLC; KeyBanc Capital Markets Inc.; Dahlman Rose & Company, LLC



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - J.P. Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:   Lowe's Companies Inc.

2.   Date of Purchase:  April 12, 2010

3.   Number of Securities Purchased:  5,000,000

4.   Dollar Amount of Purchase:  $499,575,000

5.   Price Per Unit:  $99.915

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
BancAmerica Securities

7. Other Members of the Underwriting Syndicate: Banc of America Securities LLC; J.P. Morgan Securities Inc.; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC; U.S. Bancorp Investments, LLC; Barclays Capital Inc.; BB&T Capital Market, a division of Scott & Stringfellow, LLC; BMO Capital Markets Corp.; BNP Paribas Securities Corp.; BNY Mellon Capital Markets, LLC; Fifth Third Securities, Inc.; HSBC Securities (USA) Inc.; Mitsubishi UFJ Securities (USA), Inc.; Morgan Keegan & Company, Inc; PNC Capital Markets LLC; Loop Capital Markets, LLC; Samuel A. Ramirez & Company, Inc.; The Williams Capital Group, L.P.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - Goldman Sachs Small
Cap Value Portfolio

1.   Name of Issuer:   MGIC Investment Corp

2.   Date of Purchase:  April 21, 2010

3.   Number of Securities Purchased:  65,116,278

4.   Dollar Amount of Purchase:  $699,999,999

5.   Price Per Unit:  $10.75

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Keefe, Bruyette & Woods, Inc.

7.   Other Members of the Underwriting Syndicate:  Goldman, Sachs
& Co.; Barclays Capital, Inc.; J.P. Morgan Securities LLC; Dowling & Partners Securities LLC; Keefe, Bruyette & Woods, Inc.;
Northland Securities, Inc.; Piper Jaffray & Co.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - J.P. Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:   Standard Pacific Corp

2.   Date of Purchase:  April 21, 2010

3.   Number of Securities Purchased:  3,000,000

4.   Dollar Amount of Purchase:  $300,000,000

5.   Price Per Unit:  $100.00

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Broadpoint Capital

7.   Other Members of the Underwriting Syndicate:  J.P. Morgan
Securities Inc.; Broadpoint Capital, Inc.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - J.P. Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:   Philips-Van Heusen

2.   Date of Purchase:  April 22, 2010

3.   Number of Securities Purchased:  5,000,000

4.   Dollar Amount of Purchase:  $332,500,000

5.   Price Per Unit:  $66.50

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Barclays Bank Plc

7. Other Members of the Underwriting Syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated; Barclays Capital Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; RBC Capital Markets Corporation; BBVA Securities Inc.; Credit Agricole Securities (USA) Inc.; Fortis Bank (Nederland) N.V.; HSBC Securities (USA) Inc.; J.P. Morgan Securities Inc.; Scotia Capital
(USA) Inc.; SunTrust Robinson Humphrey, Inc.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - J.P. Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:   NBC Universal, Inc.

2.   Date of Purchase:  April 27, 2010

3.   Number of Securities Purchased:  10,000,000

4.   Dollar Amount of Purchase:  $997,780,000

5.   Price Per Unit:  $99.778

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Goldman Sachs & Co.

7. Other Members of the Underwriting Syndicate: Goldman, Sachs, & Co.; J.P. Morgan Securities, Inc.; Morgan Stanley & Co. Inc.; Banc of America Securities, LLC; Citigroup Global Markets Inc.; Barclays Capital, Inc.; BNP Paribas Securities Corp.; Credit Suisse Securities ( USA) LLC; Deutsche Bank Securities, Inc.; Mitsubishi UFJ Securities (USA), Inc.; RBS Securities, Inc.; UBS Securities, LLC; Wells Fargo Securities, LLC; Blaylock Robert Van, LLC; CastleOak Securities, L.P.; Loop Capital Markets LLC; Samuel A Ramirez & Company, Inc.; The Williams Capital Group, L.P.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - Small Cap Value
Portfolio (JPM sleeve)

1.   Name of Issuer:   Pennsylvania Real Estate Investment Trust

2.   Date of Purchase:  May 4, 2010

3.   Number of Securities Purchased:  9,000,000

4.   Dollar Amount of Purchase:  $146,250,000

5.   Price Per Unit:  $16.25

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Citigroup Global Markets

7. Other Members of the Underwriting Syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated; Citigroup Global Markets Inc.; Wells Fargo Securities, LLC; J.P. Morgan Securities Inc.; Piper Jaffray & Co.; PNC Capital Markets LLC; RBS Securities Inc.; Stifel, Nicolaus & Company, Incorporated; TD Securities (USA) LLC



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - JP Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:   Burlington North Santa Fe

2.   Date of Purchase:  May 12, 2010

3.   Number of Securities Purchased:  7,500,000

4.   Dollar Amount of Purchase:  $747,472,500

5.   Price Per Unit:  $99.663

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
BancAmerica Securities

7. Other Members of the Underwriting Syndicate: Banc of America Securities LLC; Citigroup Global Markets Inc.; J.P. Morgan
Securities Inc.; BMO Capital Markets Corp.; Mitsubishi UFJ
Securities (USA), Inc.; SG Americas Securities, LLC; U.S. Bancorp
Investments, Inc.;
Williams Capital Group, L.P.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - JP Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:   Strategic Hotels & Resorts

2.   Date of Purchase:  May 13, 2010

3.   Number of Securities Purchased:  66,000,000

4.   Dollar Amount of Purchase:  $303,600,000

5.   Price Per Unit:  $4.60

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Merrill Lynch

7.   Other Members of the Underwriting Syndicate:  J.P. Morgan
Securities Inc.; Deutsche Bank Securities Inc.; Merrill Lynch,
Pierce, Fenner & Smith Incorporated; Citigroup Global Markets
Inc.; Raymond James & Associates



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - JP Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:   J.C. Penny Corporation, Inc.

2.   Date of Purchase:  May 18, 2010

3.   Number of Securities Purchased:  4,000,000

4.   Dollar Amount of Purchase:  $398,876,000

5.   Price Per Unit:  $99.719

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Barclays Capital, Inc.

7.   Other Members of the Underwriting Syndicate:  Barclays
Capital Inc.; Banc of America Securities, LLC; J.P. Morgan
Securities Inc.; Wells Fargo Securities, LLC; BNY Mellon Capital
Markets, LLC; HSBC Securities (USA) Inc.; US Bancorp Investments,
Inc.; The Williams Capital Group, L.P.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - JP Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:   Games Merger Corp

2.   Date of Purchase:  May 19, 2010

3.   Number of Securities Purchased:  72,727,272

4.   Dollar Amount of Purchase:  $200,000,000

5.   Price Per Unit:  $2.75

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Jefferies and Company

7.   Other Members of the Underwriting Syndicate:  Jefferies &
Company; JP Morgan Securities



[PAGE BREAK]


Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - Small Cap Value
Portfolio (JPM sleeve)

1.   Name of Issuer:  Cellu Tissue Holdings, Inc.

2.   Date of Purchase:  January 21, 2010

3.   Number of Securities Purchased:  8,300,000

4.   Dollar Amount of Purchase:  $107,900,000

5.   Price Per Unit:  $13.00

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Goldman Sachs & Co.

7. Other Members of the Underwriting Syndicate: Goldman, Sachs, & Co.; J.P. Morgan Securities Inc.; Merrill Lynch, Pierce, Fenner
& Smith Inc.; Robert W. Baird & Co. Inc.; D.A. Davidson & Co.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - Goldman Sachs Small
Cap Value Portfolio

1.   Name of Issuer:  Symetra Financial

2.   Date of Purchase:  January 21, 2010

3.   Number of Securities Purchased:  30,400,000

4.   Dollar Amount of Purchase:  $364,800,000

5.   Price Per Unit:  $12.00

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Merrill Lynch, Pierce, Fenner & Smith Inc

7. Other Members of the Underwriting Syndicate: Merrill Lynch, Pierce, Fenner & Smith Inc; J.P. Morgan Securities Inc.; Goldman, Sachs & Co.; Barclays Capital Inc.; UBS Securities LLC; Wells Fargo Securities, LLC; Dowling & Partners Securities, LLC; Keefe, Bruyette & Woods, Inc.; Sandler O'Neill & Partners, L.P.; Sterne, Agee & Leach, Inc.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - Small Cap Value
Portfolio (JPM sleeve)

1.   Name of Issuer:  Symetra Financial

2.   Date of Purchase:  January 21, 2010

3.   Number of Securities Purchased:  30,400,000

4.   Dollar Amount of Purchase:  $364,800,000

5.   Price Per Unit:  $12.00

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Merrill Lynch & Co.

7. Other Members of the Underwriting Syndicate: Merrill Lynch, Pierce, Fenner & Smith Inc; J.P. Morgan Securities Inc.; Goldman, Sachs & Co.; Barclays Capital Inc.; UBS Securities LLC; Wells Fargo Securities, LLC; Dowling & Partners Securities, LLC; Keefe, Bruyette & Woods, Inc.; Sandler O'Neill & Partners, L.P.; Sterne, Agee & Leach, Inc.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - Goldman Sachs Small
Cap Value Portfolio

1.   Name of Issuer:   Developers Diversified Realty

2.   Date of Purchase:  February 9, 2010

3.   Number of Securities Purchased:  37,295,000

4.   Dollar Amount of Purchase:  $304,327,200

5.   Price Per Unit:  $8.16

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Morgan Stanley & Co. Inc.

7. Other Members of the Underwriting Syndicate: Morgan Stanley & Co. Incorporated; J.P. Morgan Securities, Inc.; Goldman, Sachs & Co.; Wells Fargo Securities, LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Keybanc Capital Markets Inc.; Scotia Capital (USA) Inc.; UBS Securities LLC; PNC Capital Markets LLC; RBC Capital Markets Corporation; RBS Securities Inc.; SunTrust Robinson; Humphry, Inc.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - Small Cap Value
Portfolio (JPM sleeve)

1.   Name of Issuer:   QuinStreet

2.   Date of Purchase:  February 10, 2010

3.   Number of Securities Purchased:  10,000,000

4.   Dollar Amount of Purchase:  $150,000,000

5.   Price Per Unit:  $15.00

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Credit Suisse Securities

7.   Other Members of the Underwriting Syndicate:  Credit Suisse
Securities (USA) LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.;
J.P. Morgan Securities Inc.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - Goldman Sachs Small
Cap Value Portfolio

1.   Name of Issuer:   Rue21 Inc

2.   Date of Purchase:  February 25, 2010

3.   Number of Securities Purchased:  6,053,877

4.   Dollar Amount of Purchase:  $172,535,495

5.   Price Per Unit:  $28.50

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
BofA Merrill Lynch

7.   Other Members of the Underwriting Syndicate:  Merrill Lynch,
Pierce, Fenner & Smith Inc.; Goldman, Sachs & Co.;  J.P. Morgan
Securities Inc.; Barclays Capital Inc.; Credit Suisse Securities
(USA) LLC; Piper Jaffray & Co.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - JP Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:   Abbott Laboratories

2.   Date of Purchase:  May 24, 2010

3.   Number of Securities Purchased:  12,500,000

4.   Dollar Amount of Purchase:  $1,240,350,000

5.   Price Per Unit:  $99.228

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Morgan Stanley & Company

7. Other Members of the Underwriting Syndicate: Banc of America Securities LLC; J.P. Morgan Securities Inc.; Morgan Stanley & Co. Incorporated; Barclays Capital Inc.; Deutsche Bank Securities Inc.; Citigroup Global Markets Inc.; BNP Paribas Securities Corp.; RBS Securities Inc.; Wells Fargo Securities, LLC; Mitsubishi UFJ Securities (USA), Inc.; SG Americas Securities, LLC; Santander Investment Securities Inc.; Goldman, Sachs & Co.; Banca IMI S.p.A.; UBS Securities LLC; The Williams Capital Group, L.P.; Standard Chartered Bank; U.S. Bancorp Investments, Inc.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - JP Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:   Discoery Communications

2.   Date of Purchase:  May 26, 2010

3.   Number of Securities Purchased:  8,500,000

4.   Dollar Amount of Purchase:  $849,779,000

5.   Price Per Unit:  $99.974

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Citigroup Global Markets

7. Other Members of the Underwriting Syndicate: Banc of America Securities LLC; J.P. Morgan Securities Inc.; Citigroup Global Markets Inc.; Banc of America Securities LLC; Credit Suisse Securities (USA) LLC; RBS Securities Inc.; Barclays Capital Inc.; BNP Paribas Securities Corp.; Credit Agricole Securities (USA) Inc.; Goldman, Sachs & Co.; Morgan Stanley & Co. Incorporated; RBC Capital Markets Corporation; Scotia Capital (USA) Inc.; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - JP Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:   Trans-Canada Pipelines

2.   Date of Purchase:  May 26, 2010

3.   Number of Securities Purchased:  7,500,000

4.   Dollar Amount of Purchase:  $474,645,000

5.   Price Per Unit:  $99.686

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Deutsche Bank Securities

7. Other Members of the Underwriting Syndicate: Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; Citigroup Global Markets Inc.; J.P. Morgan Securities, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; SG Americas Securities, LLC; UBS Securities LLC



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - JP Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:   Consolidated Edison Company of New York,
Inc.

2.   Date of Purchase:  June 2, 2010

3.   Number of Securities Purchased:  3,500,000

4.   Dollar Amount of Purchase:  $348,299,000

5.   Price Per Unit:  $99.514

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
BancAmerica Securities

7. Other Members of the Underwriting Syndicate: Banc of America Securities LLC; J.P. Morgan Securities Inc.; Morgan Stanley & Co.
Incorporated; Wells Fargo Securities, LLC; KeyBanc Capital Markets Inc.; The Williams Capital Group, L.P.; Samuel A. Ramirez &
Company, Inc.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - JP Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:   Waste Management, Inc.

2.   Date of Purchase:  June 3, 2010

3.   Number of Securities Purchased:  6,000,000

4.   Dollar Amount of Purchase:  $596,328,000

5.   Price Per Unit:  $99.388

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
BancAmerica Securities

7. Other Members of the Underwriting Syndicate: Banc of America Securities LLC; Barclays Capital Inc.; Citigroup Global Markets Inc.; Goldman, Sachs & Co.; BNP Paribas Securities Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities Inc.; Morgan Stanley & Co. Incorporated; RBS Securities Inc.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - Goldman Sachs Mid Cap
Growth Portfolio

1.   Name of Issuer:   Polo Ralph Lauren Corp

2.   Date of Purchase:  June 15, 2010

3.   Number of Securities Purchased:  9,000,000

4.   Dollar Amount of Purchase:  $729,000,000

5.   Price Per Unit:  $81.00

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
J.P. Morgan

7.   Other Members of the Underwriting Syndicate:  J.P. Morgan
Securities Inc.; Goldman, Sachs & Co.; Deutsche Bank Securities
Inc.; UBS Securities LLC



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - Small Cap Value
Portfolio (JPM sleeve)

1.   Name of Issuer:   Felcor Lodging Trust Inc.

2.   Date of Purchase:  June 16, 2010

3.   Number of Securities Purchased:  27,500,000

4.   Dollar Amount of Purchase:  $151,250,000

5.   Price Per Unit:  $5.50

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Goldman Sachs and Company New York

7. Other Members of the Underwriting Syndicate: J.P. Morgan Securities Inc.; Goldman, Sachs & Co.; Merrill Lynch, Pierce, Fenner & smith Incorporated; Deutsche Bank Securities Inc.; Citigroup global Markets Inc.; FBR Capital Markets & Co.; JMP Securities LLC; Keefe, Bruyette & Woods, Inc.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - Small Cap Growth
Portfolio (Eagle)

1.   Name of Issuer:   Oasis Petroleum

2.   Date of Purchase:  June 16, 2010

3.   Number of Securities Purchased:  42,000,000

4.   Dollar Amount of Purchase:  $588,000,000

5.   Price Per Unit:  $14.00

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
UBS

7. Other Members of the Underwriting Syndicate: UBS Securities LLC; Simmons & Company International; J.P. Morgan Securities Inc.; Tudor, Pickering, Holt & Co. Securities, Inc.; Wells Fargo Securities LLC; BNP Paribas Securities Corp.; Canaccord Genuity, Inc.; Johnson Rice & Company L.L.C.; Morgan Keegan & Company, Inc.; Raymond James & Associates, Inc.; RBC Capital Markets Corporation; Scotia Capital (USA) Inc.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - JP Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:   R.R. Donnelley & Sons

2.   Date of Purchase:  June 16, 2010

3.   Number of Securities Purchased:  4,000,000

4.   Dollar Amount of Purchase:  $400,000,000

5.   Price Per Unit:  $100.00

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Banc of America Securities

7. Other Members of the Underwriting Syndicate: J.P. Morgan Securities Inc.; Banc of America Securities LLC; Citigroup Global Markets Inc.; UBS Securities LLC; Daiwa Capital Markets America Inc.; Mitsubishi UFJ Securities (USA), Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; Goldman, Sachs & Co.; Fifth Third Securities, Inc.; Loop Capital Markets LLC; Evercore Group L.L.C.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - Small Cap Value
Portfolio (JPM sleeve)

1.   Name of Issuer:   Tesla Motors, Inc.

2.   Date of Purchase:  June 29, 2010

3.   Number of Securities Purchased:  13,300,000

4.   Dollar Amount of Purchase:  $226,100,000

5.   Price Per Unit:  $17.00

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Goldman Sachs and Company New York

7.   Other Members of the Underwriting Syndicate:  Goldman, Sachs
& Co.; Morgan Stanley & Co. Incorporated; J.P. Morgan Securities
Inc.; Deutsche Bank Securities Inc.



[PAGE BREAK]



Advanced Series Trust
For the semi-annual period ended 6/30/10
File number 811-5186


                    SUB-ITEM 77-0

                    EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - JP Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:   Tesla Motors, Inc.

2.   Date of Purchase:  June 29, 2010

3.   Number of Securities Purchased:  13,300,000

4.   Dollar Amount of Purchase:  $226,100,000

5.   Price Per Unit:  $17.00

6.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:
Goldman Sachs and Company New York

7.   Other Members of the Underwriting Syndicate:  Goldman, Sachs
& Co.; Morgan Stanley & Co. Incorporated; J.P. Morgan Securities
Inc.; Deutsche Bank Securities Inc.